UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-179

Name of registrant as specified in charter: Central Securities Corporation

Address of principal executive offices:

630 Fifth Avenue

Suite 820

New York, New York 10111

Name and address of agent for service:

Central Securities Corporation, Wilmot H. Kidd, President

630 Fifth Avenue

Suite 820

New York, New York 10111

Registrant’s telephone number, including area code: 212-698-2020

Date of fiscal year end: December 31, 2017

Date of reporting period: December 31, 2017

Item 1. Reports to Stockholders.

CENTRAL SECURITIES CORPORATION

EIGHTY-NINTH ANNUAL REPORT

2017

SIGNS OF THE TIMES

     “China has said it will eventually ban gasoline-powered cars. California may be moving in the same direction. That pressure has set off a scramble by the world’s car companies to embrace electric vehicles….The accelerated pace of development also reflects the symbiotic relationship between battery-powered cars and another technological frontier; auto companies are tying their electric-car plans to lofty goals of building fleets of autonomous vehicles for ride-hailing services.

     “The automakers believe they can solve the problem of achieving — as G.M.’s chief executive, Mary T. Barra, has begun stressing — a world with ‘zero crashes, zero emissions, and zero congestion.’ “It is a stunning statement from a company that, together with Ford, sells more large pickup trucks and full-size sport utility vehicles than the rest of the global industry combined — and from an industry that grudgingly got into building electric vehicles in the face of stricter fuel emissions standards.” (Bill Vlasic and Neil E. Boudette, The New York Times, October 2, 2017)

     “Four hundred and fifty million dollars spent for anything short of a next-generation strategic bomber, let alone a beat-up old painting, not only makes no sense relative to current markets in worldly goods; it suggests that money has become worthless. Certainly, what an anonymous buyer laid out last week at Christie’s for ‘Salvator Mundi’ (circa 1500), a probable though to some degree only partial Leonardo da Vinci work that emerged from overpainted oblivion in 2005, seems a stuff fundamentally different from what you and I use to secure food and housing — or a yacht, even....

     “Art is sometimes sentimentally termed priceless. But anything is priceless until someone sells it. Then there may be a clatter of the tote board for related items, pegging numbers up or down. The purely subjective rating of art works, which are all but devoid of material value, encounters no rational financial limit in either direction. The art market is a fever chart. Its zigs and zags call less for explanation than for diagnosis.” (Peter Schjeldahl, The New Yorker, November 27, 2017)

     “For years, researchers have been sounding the alarm over the ubiquity of mobile phones and social media. A 2015 study… found that more than half of teenagers spent upward of four hours a day looking at screens, and that for a quarter of teenagers, the figure was more than eight hours. In another survey, in 2016, half the teenagers said they felt addicted to their mobile devices....

     “Sean Parker, an early investor in Facebook, reflected on the sprawling influence of the social network. ‘It literally changes your relationship with society, with each other. It probably interferes with productivity in weird ways. God only knows what it’s doing to our children’s brains.’…

     “Chamath Palihapitiya, an early Facebook executive and the chief executive of Social Capital, a venture capital firm, said that he felt ‘tremendous guilt’ about his role in building the social network. ‘The short term, dopamine-driven feedback loops we have created are destroying how society works. No civil discourse, no cooperation, misinformation, mistruth. And it’s not an American problem. This is not about Russian ads. This is a global problem.’” (David Gelles, The New York Times, January 8, 2018)

     “The claim that protectionism made America’s economy great in the past, and can do so again today, is wrong. When the government boosts domestic steel prices to protect a few firms from foreign competition, it also hurts domestic steel users who need cheap inputs to remain competitive in a global marketplace. Making the U.S. a ‘high price island’ for steel, semiconductors, sugar and solar panels favors some businesses at the expense of others. Protectionism can even push manufacturers to leave the country in order to remain competitive. And protectionism hurts exporters — not just the many American farmers who sell to foreign markets, but big manufacturers, such as Boeing and General Electric, which produce goods for sale abroad.” (Douglas A. Irwin, The Wall Street Journal, September 20, 2017)

[ 2 ]

CENTRAL SECURITIES CORPORATION

     (Organized on October 1, 1929 as an investment company, registered as such with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940)

25-YEAR HISTORICAL DATA

		Per Share of Common Stock
		Source of dividends and distributions
Year Ended December 31,	Total net assets	Net asset value	Ordinary income*	Long-term capital gains*		Total dividends and distributions		Unrealized appreciation of investments at end of year
1992	$165,599,864	$14.33						$70,586,429
1993	218,868,360	17.90	$.18	$1.42		$1.60		111,304,454
1994	226,639,144	17.60	.22	1.39		1.61		109,278,788
1995	292,547,559	21.74	.33	1.60		1.93		162,016,798
1996	356,685,785	25.64	.28	1.37		1.65		214,721,981
1997	434,423,053	29.97	.34	2.08		2.42		273,760,444
1998	476,463,575	31.43	.29	1.65		1.94		301,750,135
1999	590,655,679	35.05	.26	2.34		2.60		394,282,360
2000	596,289,086	32.94	.32	4.03		4.35		363,263,634
2001	539,839,060	28.54	.22	1.58	**	1.80	**	304,887,640
2002	361,942,568	18.72	.14	1.11		1.25		119,501,484
2003	478,959,218	24.32	.11	1.29		1.40		229,388,141
2004	529,468,675	26.44	.11	1.21		1.32		271,710,179
2005	573,979,905	27.65	.28	1.72		2.00		302,381,671
2006	617,167,026	30.05	.58	1.64		2.22		351,924,627
2007	644,822,724	30.15	.52	1.88		2.40		356,551,394
2008	397,353,061	17.79	.36	2.10		2.46		94,752,477
2009	504,029,743	22.32	.33	.32		.65		197,256,447
2010	593,524,167	26.06	.46	.44		.90		281,081,168
2011	574,187,941	24.96	.43	.57		1.00		255,654,966
2012	569,465,087	24.53	.51	.43		.94		247,684,116
2013	648,261,868	26.78	.12	3.58		3.70		305,978,151
2014	649,760,644	26.18	.16	1.59		1.75		293,810,819
2015	582,870,527	23.53	.12	1.86		1.98		229,473,007
2016	674,683,352	27.12	.30	.68		.98		318,524,775
2017	826,331,789	32.86	.28	.72		1.00		460,088,116
Dividends and distributions for the 25-year period:			$7.25	$38.60		$45.85

*	Computed on the basis of the Corporation’s status as a “regulated investment company” for Federal income tax purposes. Dividends from ordinary income include short-term capital gains.
**	Includes non-taxable return of capital of $.55.

     The Common Stock is listed on the NYSE American under the symbol CET. On December 29, 2017 (the last trading day of the year), the closing market price was $27.40 per share.

[ 3 ]

25-YEAR INVESTMENT RESULTS

ASSUMING AN INITIAL INVESTMENT OF $10,000

Central’s results to December 31, 2017 versus the S&P 500 Index:

Average Annual Total Return	Central’s NAV Return	Central’s Market Return	S&P 500 Index
1 Year	25.63%	30.55%	21.82%
5 Year	15.11%	15.85%	15.79%
10 Year	8.30%	7.80%	8.49%
15 Year	11.70%	11.57%	9.92%
20 Year	8.96%	7.79%	7.19%
25 Year	12.17%	12.28%	9.68%

Value of $10,000 invested for a 25-year period	$176,674	$180,854	$100,632

The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested on the payable date of the distribution at the market price or net asset value, as applicable. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation. Total returns do not reflect any transaction costs on investments or the deduction of taxes that investors may pay on distributions or the sale of shares.

The Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) is an unmanaged benchmark of large U.S. corporations that assumes reinvestment of all distributions, and excludes the effect of fees, expenses, taxes, and sales charges.

Performance data represents past performance and does not guarantee future investment results.

[ 4 ]

To the Stockholders of

     CENTRAL SECURITIES CORPORATION :

     Financial statements for the year 2017, as reported upon by our independent registered public accounting firm, and other pertinent information are submitted herewith.

     Comparative net assets are as follows:

	December 31, 2017	December 31, 2016
Net assets	$826,331,789	$674,683,352
Net assets per share of Common Stock	32.86	27.12
Shares of Common Stock outstanding	25,143,616	24,881,665

     Comparative operating results are as follows:

	Year 2017		Year 2016
Net investment income	$6,911,428		$4,581,232
Per share of Common Stock	.28	*	.19	*
Net realized gain from investment transactions	20,731,782		19,002,173
Increase in net unrealized appreciation
of investments	141,563,341		89,051,768
Increase in net assets resulting from operations	169,206,551		112,635,173

*	Per-share data are based on the average number of Common shares outstanding during the year.

     The Corporation declared two distributions to holders of Common Stock in 2017, $.20 per share paid on June 27 in cash and $.80 per share paid on December 21 in cash or in additional shares of Common Stock at the stockholder’s option. For Federal income tax purposes, of the $1.00 paid, $.28 represents ordinary income and $.72 represents long-term capital gains. Separate tax notices have been mailed to stockholders. With respect to state and local taxes, the character of distributions may vary. Stockholders should consult with their tax advisors on this matter.

     In the distribution paid in December, the holders of 44% of the outstanding shares of Common Stock elected stock, and they received 325,928 Common shares at a price of $26.72 per share.

     During 2017, the Corporation purchased 74,034 shares of its Common Stock at an average price of $23.18 per share. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

[ 5 ]

     Central’s net asset value, adjusted for the reinvestment of distributions to shareholders, increased by 25.6% during 2017. Over the same period, Central’s shares returned 30.5%. For comparative purposes, the S&P 500 Index increased by 21.8%, while the Russell 2000, a broad index composed of smaller companies increased by 14.6%.

     Long-term returns on an annualized basis are shown below.

Years	NAV Return	Market Return	S&P500
10	8.3%	7.8%	8.5%
20	9.0%	7.8%	7.2%
30	12.5%	13.3%	10.7%
40	14.0%	14.4%	11.8%

     Central’s largest investment continues to be The Plymouth Rock Company, Inc., a privately held company in which we invested at its inception in 1982. The Plymouth Rock Group of Companies together write and manage over $1 billion in personal and commercial auto, homeowners and umbrella insurance in Massachusetts, New Hampshire, Connecticut, New Jersey, and Pennsylvania. We currently own 23% of Plymouth Rock. The company’s audited financial results for last year are not yet available, but we anticipate that they will show an improvement over those of 2016.

     Plymouth Rock’s annual reports to stockholders may be accessed at www.plymouthrock.com/about/ financial-information/annual-reports. The reports include audited financial statements and a letter from CEO Jim Stone which reviews notable events and achievements of the previous year and sets forth plans for the coming year. Taken as a whole, the reports provide a detailed history of the company since 1984. It is expected that Plymouth Rock’s 2017 annual report to stockholders will be available in April.

     Coherent, Inc. was again the most significant contributor to our results in 2017, accounting for over 30% of Central’s 2017 increase in net asset value. This result is all the more striking because it was after a moderate reduction in our holding during the year. CEO John Ambroseo and his excellent team certainly deserve a place in Central’s pantheon of business heroes. Collectively Coherent together with our other technology and semiconductor holdings contributed about half of our results for the year. Our holdings of financial companies, including Plymouth Rock, provided approximately thirty percent. Amazon.com, Inc., Roper Technologies, Inc., TRI Pointe Group, Inc., and Heritage-Crystal Clean, Inc. were other outstanding individual contributors. General Electric Company was the only noteworthy detractor.

     We made only a limited number of portfolio changes during 2017. We added three new investments (Hess Corporation, Kinsale Capital Group, Inc., and Kennedy-Wilson Holdings, Inc.) and sold three (John Wiley & Sons, Inc., Occidental Petroleum Corporation and AIA Group Ltd.). The most significant new holding was Hess Corporation. We were attracted to Hess because of a significant new oil find in the Stabroek Block offshore Guyana which Hess has made with Exxon Mobil Corp. and CNOOC. Over the past few years, under the direction of CEO John Hess, the company has simplified its business, and we think it is now capable of generating a decade of increased oil production at very attractive economic returns.

     In last year’s annual report, I noted a recent increase in interest rates and wondered if it presaged accelerating economic activity. That was apparently the case, and most economic and stock

[ 6 ]

market observers now seem to believe that the economies of Asia, Europe and North America are growing in sync. Equity markets in the United States are making new highs. While this is exhilarating, it should be remembered that markets can decline as well. I can recall three major down markets, in 1973-4, 2000-2 and 2008-9. In each case the market declined between 35 and 40%. In retrospect, the greatest gains for investors come from being prepared to take advantage of the bargains which emerge in these periodic declines.

     The world of investing is changing in a number of ways. Indexing and Exchange Traded Funds continue to gain market share. Artificial Intelligence (AI) is being used by many hedge fund investors. MiFID II regulations in Europe are changing rules about trading and payment of commissions. It will be interesting to observe their effects on the investment business and its ecosystem. Importantly, they should not affect Central’s investment approach.

     Central is an independent, internally managed investment company. Its investment objective is growth of capital with income a secondary consideration. We own a limited number of companies that we know well, and we invest for the long-term. It is our goal to own companies that generate superior returns when compared with the broad market. Honest and capable management working in the interests of all shareholders is of the utmost importance when we consider new investments. We attempt to purchase investments at a reasonable price in relation to their probable and potential intrinsic value over three to five years and then hold them through the inevitable stock market ups and downs. We believe that Central’s ability to take a long-term view has been and will continue to be advantageous to shareholders.

     On a personal note, it is with regret that I report that C. Carter Walker, Jr. has decided not to stand for reelection to the Board of Directors. Carter first became a Vice President and Director in 1974 and served as Vice President for Central until 1991. We will miss his strong and steady character, thoughtful advice and unfailing optimism. He remains a valued friend.

     Shareholder’s inquiries are welcome.

CENTRAL SECURITIES CORPORATION

WILMOT H. KIDD, President

630 Fifth Avenue
New York, New York 10111
January 31, 2018

[ 7 ]

TEN LARGEST INVESTMENTS

December 31, 2017

(unaudited)

	Cost (mil.)	Value (mil.)	% of Net Assets	Year First Acquired
The Plymouth Rock Company, Inc.	$0.7	$145.0	17.5%	1982
Plymouth Rock underwrites and services over $1.1 billion in automobile and homeowner’s insurance premiums in the Northeast. Founded in 1982, it has grown both organically and by acquisition.
Coherent, Inc.	8.3	96.1	11.6	2007
Coherent is a leading producer of commercial and scientific laser systems and components to diverse end-markets including flat-panel display, microelectronics and materials processing, with over $1.7 billion in sales.
Analog Devices, Inc.	6.2	40.1	4.8	1987
Analog Devices designs, manufactures and markets integrated circuits used in analog and digital signal processing, and has $5.1 billion in global product sales to industrial, communications, automotive and consumer end-markets.
Intel Corporation	7.6	38.8	4.7	1986
Intel is the world’s largest semiconductor processor maker, based on revenue of $59 billion. It develops advanced integrated circuits for industries such as computing and communications.
Capital One Financial Corporation	16.9	28.9	3.5	2013
Capital One is one of the 10 largest banks in the U.S., with assets of over $350 billion and deposits of over $230 billion. It generates revenues of $23 billion.
Motorola Solutions, Inc.	14.1	27.1	3.3	2000
Motorola Solutions, with sales of $6 billion, is a leading provider of emergency-response and public-safety communication infrastructure, devices, software and services to governments and enterprises globally.
Hess Corporation	24.6	26.6	3.2	2017
Hess Corporation focuses on the exploration, development, production, transportation, purchase, and sale of crude oil, natural gas liquids, and natural gas. Hess has production operations in the U.S., Asia, and South America.
Rayonier Inc.	21.1	22.1	2.7	2014
Rayonier is a real estate investment trust with over 2.5 million acres of timberlands in the Southern and Pacific Northwest United States and in New Zealand.
The Bank of New York Mellon Corporation	8.4	21.5	2.6	1993
Bank of New York is a global leader in custodial services, securities processing and asset management with $32 trillion in assets under custody and $1.8 trillion under management.
Citigroup Inc.	13.6	20.8	2.5	2013
Citigroup is a diversified global financial services company for individuals, corporations, governments and institutions, with assets of over $1.8 trillion and revenues of $71 billion.

[ 8 ]

DIVERSIFICATION OF INVESTMENTS

December 31, 2017

(unaudited)

				Percent of Net Assets December 31,
	Issues	Cost	Value	2017	2016*
Common Stocks:
Insurance	4	$18,111,034	$170,991,490	20.7%	21.3%
Technology Hardware and Equipment	4	39,472,472	144,837,503	17.5	14.2
Diversified Financial	6	48,858,579	83,292,400	10.1	10.6
Semiconductor	2	13,769,771	78,837,900	9.5	9.6
Banks	3	32,344,414	53,431,400	6.5	7.7
Health Care	3	34,435,012	43,317,700	5.2	5.6
Diversified Industrial	3	9,363,072	38,647,150	4.7	5.7
Energy	2	24,760,785	28,477,250	3.5	2.4
Retailing	2	10,493,020	25,598,110	3.1	2.6
Real Estate	2	23,372,306	24,049,500	2.9	2.8
Media	3	19,337,108	23,041,350	2.8	4.8
Other	6	34,874,764	54,758,700	6.6	5.6
Short-Term Investments	3	54,981,683	54,981,683	6.7	6.7

*	Certain amounts from 2016 have been adjusted to conform to 2017 presentation.

PRINCIPAL PORTFOLIO CHANGES

October 1 to December 31, 2017

(Common Stock unless specified otherwise)

(unaudited)

	Number of Shares
	Purchased	Sold	Held December 31, 2017
Cable One, Inc.		1,000	17,000
Citigroup Inc.		20,000	280,000
Coherent, Inc.		14,600	340,400
Encore Capital Group, Inc.		100,000	100,000
Hess Corporation	90,000		560,000
Intel Corporation		40,000	840,000
JPMorgan Chase & Co.		20,000	180,000
Keysight Technologies, Inc.		15,000	295,000
Ribbon Communications Inc.**	20,000		1,215,500

** Formerly Sonus Networks, Inc.

[ 9 ]

STATEMENT OF INVESTMENTS

December 31, 2017

Shares		Value
	COMMON STOCKS 93.1%
	Banks 6.5%
280,000	Citigroup Inc.	$20,834,800
180,000	JPMorgan Chase & Co.	19,249,200
220,000	Wells Fargo & Company	13,347,400
		53,431,400
	Commercial & Professional Services 1.8%
700,000	Heritage-Crystal Clean, Inc. (a)	15,225,000

	Consumer Durables 1.5%
700,000	TRI Pointe Group, Inc. (a)	12,544,000

	Consumer Services 0.6%
30,000	Wynn Resorts Ltd.	5,057,700

	Diversified Financial 10.1%
150,000	American Express Company	14,896,500
400,000	The Bank of New York Mellon Corporation	21,544,000
10	Berkshire Hathaway Inc. Class A (a)	2,976,000
290,000	Capital One Financial Corporation	28,878,200
210,000	The Charles Schwab Corporation	10,787,700
100,000	Encore Capital Group, Inc. (a)	4,210,000
		83,292,400
	Diversified Industrial 4.7%
400,000	Brady Corporation Class A	15,160,000
307,000	General Electric Company	5,357,150
70,000	Roper Technologies, Inc.	18,130,000
		38,647,150
	Energy 3.5%
560,000	Hess Corporation	26,583,200
61,000	Murphy Oil Corporation	1,894,050
		28,477,250
	Health Care 5.2%
85,000	Johnson & Johnson	11,876,200
250,000	Medtronic plc	20,187,500
200,000	Merck & Co., Inc.	11,254,000
		43,317,700
	Insurance 20.7%
21,000	Alleghany Corporation (a)	12,517,890
100,000	Kinsale Capital Group, Inc.	4,500,000
28,424	The Plymouth Rock Company, Inc. Class A (b)(c)	144,962,400
160,000	Progressive Corporation	9,011,200
		170,991,490

[ 10 ]

Shares		Value
	Media 2.8%
17,000	Cable One, Inc.	$ 11,956,950
210,000	Liberty Global plc Class C (a)	7,106,400
200,000	Liberty Latin America Ltd. Class C (a)(e)	3,978,000
		23,041,350
	Metals and Mining 0.4%
150,000	Freeport-McMoRan Inc. (a)	2,844,000
	Real Estate 2.9%
110,000	Kennedy-Wilson Holdings, Inc.	1,908,500
700,000	Rayonier Inc.	22,141,000
		24,049,500
	Retailing 3.1%
13,000	Amazon.com, Inc. (a)	15,203,110
100,000	Tiffany & Co.	10,395,000
		25,598,110
	Semiconductor 9.5%
450,000	Analog Devices, Inc.	40,063,500
840,000	Intel Corporation	38,774,400
		78,837,900
	Software and Services 2.3%
10,000	Alphabet Inc. Class A (a)	10,534,000
100,000	Microsoft Corporation	8,554,000
		19,088,000
	Technology Hardware and Equipment 17.5%
340,400	Coherent, Inc. (a)	96,067,688
295,000	Keysight Technologies, Inc. (a)	12,272,000
300,000	Motorola Solutions, Inc.	27,102,000
1,215,500	Ribbon Communications Inc. (a)(f)	9,395,815
		144,837,503
	Total Common Stocks (cost $309,192,337)	769,280,453

SHORT-TERM INVESTMENTS 6.7%

Principal
	U.S. Treasury Bills 6.7%
$55,000,000	U.S. Treasury Bills 1.04% – 1.26%, due 1/4/18 – 1/18/18
	(cost $54,981,683) (d)	54,981,683
	Total Investments (cost $364,174,020) (99.8%)	824,262,136
	Cash, receivables and other assets less
	liabilities (0.2%)	2,069,653
	Net Assets (100%)	$826,331,789

(a)	Non-dividend paying.
(b)	Affiliate as defined in the Investment Company Act of 1940 and restricted. See Note 5 and Note 6.
(c)	Valued based on Level 3 inputs. See Note 2.
(d)	Valued based on Level 2 inputs. See Note 2.
(e)	Formerly Liberty Global plc LiLAC, Class C.
(f)	Formerly Sonus Networks, Inc.

See accompanying notes to financial statements.

[ 11 ]

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

Assets:
Investments:
Securities of unaffiliated companies
(cost $308,481,737) (Note 2)	$624,318,053
Securities of affiliated companies (cost $710,600)
(Notes 2, 5 and 6)	144,962,400
Short-term investments (cost $54,981,683) (Note 2)	54,981,683	$824,262,136
Cash, receivables and other assets:
Cash	2,662,246
Dividends receivable	467,900
Other assets	81,971	3,212,117
Total Assets		827,474,253
Liabilities:
Payable for securities purchased	990,062
Accrued expenses and other liabilities	152,402
Total Liabilities		1,142,464
Net Assets		$826,331,789
Net Assets are represented by:
Common Stock $1 par value: authorized
40,000,000 shares; issued 25,143,616 (Note 3)		$ 25,143,616
Surplus:
Paid-in	$335,250,878
Undistributed net realized gain on sale
of investments	5,248,998
Undistributed net investment income	600,181	341,100,057
Net unrealized appreciation of investments		460,088,116
Net Assets		$826,331,789
Net Asset Value Per Common Share
(25,143,616 shares outstanding)		$32.86

See accompanying notes to financial statements.

[ 12 ]

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income
Income:
Dividends from unaffiliated companies	$ 7,680,444
Dividends from affiliated companies (Note 5)	4,451,767
Interest	419,766	$ 12,551,977

Expenses:
Investment research	2,547,717
Administration and operations	1,643,972
Occupancy and office operating expenses	498,566
Directors’ fees	257,151
Legal, auditing and tax preparation fees	167,209
Software and information services	157,137
Franchise and miscellaneous taxes	91,801
Stockholder communications and meetings	76,961
Transfer agent, registrar and custodian
fees and expenses	55,465
Miscellaneous	144,570	5,640,549
Net investment income		6,911,428

Net Realized and Unrealized Gain (loss) on Investments
Net realized gain from unaffiliated companies	20,731,782
Increase in net unrealized appreciation of investments
in unaffiliated companies	121,666,541
Increase in net unrealized appreciation of investments
in affiliated companies (Note 5)	19,896,800
Net gain on investments		162,295,123
Increase in Net Assets Resulting from Operations		$169,206,551

See accompanying notes to financial statements.

[ 13 ]

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2017 and 2016

	2017	2016
From Operations:
Net investment income	$6,911,428	$4,581,232
Net realized gain from investment transactions	20,731,782	19,002,173
Increase in net unrealized appreciation
of investments	141,563,341	89,051,768
Increase in net assets resulting
from operations	169,206,551	112,635,173
Distributions to Stockholders from:
Net investment income	(6,698,990)	(4,904,353)
Net realized gain from investment transactions	(18,112,041)	(19,107,993)
Decrease in net assets from distributions	(24,811,031)	(24,012,346)
From Capital Share Transactions: (Notes 3 and 8)
Distribution to stockholders reinvested in
Common Stock	8,708,796	8,040,340
Issuance of shares of Common Stock to directors
and employees	260,399	234,297
Cost of treasury stock purchased	(1,716,278)	(5,084,639)
Increase in net assets from capital
share transactions	7,252,917	3,189,998
Total increase in net assets	151,648,437	91,812,825
Net Assets:
Beginning of year	674,683,352	582,870,527
End of year (including undistributed net investment
income of $600,181 and $382,089, respectively)	$826,331,789	$674,683,352

See accompanying notes to financial statements.

[ 14 ]

STATEMENT OF CASH FLOWS

For the year ended December 31, 2017

Cash Flows from Operating Activities:
Increase in net assets from operations		$169,206,551
Adjustments to increase in net assets
from operations:
Purchases of securities	($41,957,090)
Proceeds from securities sold	61,630,621
Net increase in short-term investments	(9,994,727)
Net realized gain from investments	(20,731,782)
Increase in net unrealized appreciation
of investments	(141,563,341)
Non-cash stock compensation	260,399
Depreciation and amortization	6,308
Changes in operating assets and liabilities:
Decrease in dividends receivable	136,600
Increase in other assets	(9,882)
Increase in payable for securities purchased	990,062
Increase in accrued expenses and other liabilities	2,401
Total adjustments		(151,230,431)
Net cash provided by operating activities		17,976,120
Cash Flows from Financing Activities:
Dividends and distributions paid	(16,102,235)
Treasury stock purchased	(1,716,278)
Cash used in financing activities		(17,818,513)
Net increase in cash		157,607
Cash at beginning of year		2,504,639
Cash at end of year		$ 2,662,246
Supplemental Disclosure of Cash Flow Information:
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions
to stockholders		$ 8,708,796
Issuance of shares of Common Stock to directors
and employees		$ 260,399

See accompanying notes to financial statements.

[ 15 ]

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies—Central Securities Corporation (the “Corporation”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles.

Security Valuation—Marketable common stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

Federal Income Taxes—It is the Corporation’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its stockholders. Management has analyzed positions taken on the Corporation’s tax returns and has determined that no provision for income taxes is required in the accompanying financial statements. The Corporation’s Federal, state and local tax returns for the current and previous three fiscal years remain subject to examination by the relevant taxing authorities.

Use of Estimates—The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results may differ from those estimates.

Other—Security transactions are accounted for as of the trade date, and cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date. Interest income is accrued daily.

2. Fair Value Measurements—The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

•	Level 1—Quoted prices in active markets for identical investments;
•	Level 2—Other significant observable inputs obtained from independent sources, for example, quoted prices in active markets for similar investments;
•	Level 3—Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. The Corporation’s only Level 3 investment is The Plymouth Rock Company, Inc. Class A Common Stock (“Plymouth Rock”).

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

The Corporation’s investments as of December 31, 2017 are classified as follows:

	Level 1	Level 2	Level 3	Total Value
Common stocks	$624,318,053	—	$144,962,400	$769,280,453
Short-term investments	—	$54,981,683	—	54,981,683
Total	$624,318,053	$54,981,683	$144,962,400	$824,262,136

[ 16 ]

NOTES TO FINANCIAL STATEMENTS — Continued

The following is a reconciliation of the change in the value of Level 3 investments:

Balance as of December 31, 2016	$125,065,600
Change in unrealized appreciation of investments included in increase in net assets from operations	19,896,800
Balance as of December 31, 2017	$144,962,400

     Unrealized appreciation of Level 3 investments still held as of December 31, 2017 increased during the year by $19,896,800, which is included in the above table.

     In valuing the Plymouth Rock Level 3 investment as of December 31, 2017, management used a number of significant unobservable inputs to develop a range of possible values for the investment. It used a comparable company approach that utilized the following valuation multiples from selected publicly traded companies: price-to-book value (range: 0.6 – 3.4); price-to-earnings (range: 13.8 – 44.7); and price-to-revenue (range 0.5 – 1.7). Management also used a discounted cash flow model based on a forecasted return on equity ranging from 7%-8% and a weighted average cost of capital of 11%. An independent valuation of Plymouth Rock’s shares was also considered. The value obtained from weighting the three approaches described above (with greater weight given to the comparable company approach) was then discounted for lack of marketability by 20% and 40%, a range management believes market participants would apply. The resulting range of values, together with the underlying support, other information about Plymouth Rock’s financial condition and results of operations, its corporate governance, the insurance industry outlook and transacted values in Plymouth Rock’s shares were also considered. These values as multiples of Plymouth Rock’s book value were also considered. Based upon all of the above information, the Corporation’s directors selected the value for the investment which implied a discount for lack of marketability in the higher end of the above range.

     Significant increases (decreases) in the value of the price-to-book value multiple, price-to-earnings multiple, price-to-revenue multiple and return on equity in isolation would result in a higher (lower) range of fair value measurements. Significant increases (decreases) in the value of the discount for lack of marketability or weighted average cost of capital in isolation would result in a lower (higher) range of fair value measurements.

     3. Common Stock and Dividend Distributions—The Corporation purchased 74,034 shares of its Common Stock in 2017 at an average price of $23.18 per share representing an average discount from net asset value of 18.7%. It may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock available for stock distributions, or may be retired.

     The Corporation declared two distributions to holders of Common Stock in 2017, $.20 per share paid on June 27 in cash and $.80 per share paid on December 21 in cash or in additional shares of Common Stock at the stockholder’s option. In connection with the December 21 distribution, 74,034 treasury shares were distributed and 251,894 shares of Common Stock were issued, all at a price of $26.72 per share.

[ 17 ]

NOTES TO FINANCIAL STATEMENTS — Continued

     The tax character of dividends and distributions paid during the year was ordinary income, $6,947,102 and long-term capital gain, $17,863,929; for 2016, it was $7,350,277 and $16,662,069, respectively. As of December 31, 2017, for tax purposes, undistributed ordinary income was $1,068,157 and undistributed long-term realized capital gain was $5,023,096. Dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Financial statements are adjusted for permanent book-tax differences; such adjustments were not material for the year ended December 31, 2017.

     4. Investment Transactions—The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 2017, excluding short-term investments, were $41,957,090 and $61,630,621, respectively.

     As of December 31, 2017, the tax cost of investments was $364,174,020. Net unrealized appreciation was $460,088,116 consisting of gross unrealized appreciation and gross unrealized depreciation of $469,351,315 and $9,263,199, respectively.

     5. Affiliated Companies—Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of the company’s outstanding voting securities. During the year ended December 31, 2017, unrealized appreciation from the Corporation’s investment in Plymouth Rock increased by $19,896,800 and the Corporation received dividends of $4,451,767 from Plymouth Rock. The President of the Corporation is a director of Plymouth Rock.

     6. Restricted Securities—The Corporation may from time to time invest in securities the resale of which is restricted. On December 31, 2017, the Corporation’s restricted securities consisted of 28,424 shares of Plymouth Rock Class A stock that were acquired on December 15, 1982 at a cost of $710,600. This security had a value of $144,962,400 at December 31, 2017, which was equal to 17.5% of the Corporation’s net assets. The Corporation does not have the right to demand registration of this security.

     7. Bank Line of Credit—The Corporation has entered into a $25 million uncommitted, secured revolving line of credit with UMB Bank, n.a. (“UMB”), the Corporation’s custodian. All borrowings are payable on demand of UMB. Interest on any borrowings is payable monthly at a rate based on the federal funds rate, subject to a minimum annual rate of 2.50%. No borrowings were made during the year ended December 31, 2017.

     8. Compensation and Benefit Plans—The aggregate remuneration paid to all officers during the year ended December 31, 2017 was $3,397,670.

     Officers and other employees participate in a 401(k) profit sharing plan. The Corporation has agreed to contribute 3% of each participant’s qualifying compensation to the plan, which is immediately vested. Contributions in excess of 3% may be made at the discretion of the Board of Directors and vest after three years of service. During the year ended December 31, 2017, the Corporation contributed $236,423 to the plan, which represented 15% of total qualifying compensation.

     The Corporation maintains an incentive compensation plan (the “2012 Plan”) which permits the granting of awards of unrestricted stock, restricted stock, restricted stock units and cash to full-time employees and non-employee directors of the Corporation. The 2012 Plan provides for the issuance of up to 1,000,000 shares of the Corporation’s Common Stock over the ten-year life of the 2012 Plan, of which 944,156 remain available for future grants at December 31, 2017. The 2012 Plan limits the amount of shares that can be awarded to any one person in total or within a certain time period. Any award made

[ 18 ]

NOTES TO FINANCIAL STATEMENTS — Continued

under the 2012 Plan may be subject to performance conditions. The 2012 Plan is administered by the Corporation’s Compensation and Nominating Committee.

     A summary of awards of unrestricted shares of Common Stock granted and issued in 2017 is presented below. The fair value of unrestricted stock is the average of the high and low prices of the Corporation’s Common Stock on the grant date.

	Officers and	Non-employee
	employees	directors
Number of shares granted	10,172	3,500
Number of shares surrendered for withholding taxes	(3,615)	n/a
Number of shares issued	6,557	3,500
Weighted average grant date fair value	$26.92	$23.97

     Pursuant to the terms of the 2012 Plan, each non-employee director is awarded 500 shares of vested unrestricted Common Stock at initial election to the Board of Directors and annually after re-election at the Corporation’s annual meeting. The aggregate value of these awards made in 2017 was $83,901. This amount plus cash payments of $173,250 made to all non-employee directors are included in Directors’ fees expense in the accompanying Statement of Operations.

     9. Operating Lease Commitment—The Corporation has an operating lease for office space that expires on June 30, 2019. Rent expense for the year ended December 31, 2017 was $418,584. Future minimum rental commitments under the lease aggregate $562,326 at December 31, 2017 as follows: $374,884 in 2018 and $187,442 in 2019. The lease agreement contains escalation clauses relating to operating costs and real property taxes. The landlord may terminate the lease with one-year’s notice, in which case the Corporation’s rental commitment would end as of the termination date.

[ 19 ]

FINANCIAL HIGHLIGHTS

     The following table shows per share operating performance data, total returns, ratios and supplemental data for each year in the five-year period ended December 31, 2017. This information has been derived from information contained in the financial statements and market price data for the Corporation’s shares.

     The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested at the market price or net asset value, as applicable, on the payable date of the distribution. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation.

	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value, beginning of year	$27.12	$23.53	$26.18	$26.78	$24.53
Net investment income (a)	.28	.19	.14	.13	.10
Net realized and unrealized gain (loss)
on securities (a)	6.52	4.41	(.83)	1.12	6.13
Total from investment operations	6.80	4.60	(.69)	1.25	6.23
Less:
Dividends from net investment income	.27	.20	.12	.14	.12
Distributions from capital gains	.73	.78	1.86	1.61	3.58
Total distributions	1.00	.98	1.98	1.75	3.70
Net change from capital share
transactions	(.06)	(.03)	.02	(.10)	(.28)
Net asset value, end of year	$32.86	$27.12	$23.53	$26.18	$26.78
Per share market value, end of year	$27.40	$21.79	$19.02	$21.97	$21.72
Total return based on market (%)	30.55	19.97	(4.71)	9.52	28.40
Total return based on NAV (%)	25.63	20.44	(1.23)	5.35	28.36
Ratios/Supplemental Data:
Net assets, end of year (000)	$826,332	$674,683	$582,871	$649,761	$648,262
Ratio of expenses to average
net assets (%)	.75	.88	.72	.67	.77
Ratio of net investment income to
average net assets (%)	.92	.75	.56	.47	.38
Portfolio turnover rate (%)	6.03	9.48	25.48	13.07	16.72

(a)	Based on the average number of shares outstanding during the year.

See accompanying notes to financial statements.

[ 20 ]

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of
Central Securities Corporation:

     Opinion on the Financial Statements

     We have audited the accompanying statement of assets and liabilities of Central Securities Corporation (the “Corporation”), including the statement of investments, as of December 31, 2017, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Corporation as of December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

     Basis for Opinion

     These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

     We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We or our predecessor firms have served as the Corporation’s auditor since 1930.

New York, NY
February 2, 2018

[ 21 ]

OTHER INFORMATION

Direct Registration

     The Corporation utilizes direct registration, a system that allows for book-entry ownership and the electronic transfer of the Corporation’s shares. Stockholders may find direct registration a convenient way of managing their investment. Stockholders wishing certificates may request them.

     A pamphlet which describes the features and benefits of direct registration, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling Computershare Trust Company at 1-800-756-8200, calling the Corporation at 1-866-593-2507 or visiting our website: www.centralsecurities.com under Contact Us.

Proxy Voting Policies and Procedures

     The policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities and the Corporation’s proxy voting record for the twelve-month period ended June 30, 2017 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-866-593-2507), (2) on the Corporation’s website at www.centralsecurities.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Portfolio Information

     The Corporation files its complete schedule of portfolio holdings with the SEC for the first and the third quarter of each fiscal year on Form N-Q. The Corporation’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Privacy Policy

     In order to conduct its business, the Corporation, through its transfer agent, Computershare Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record in connection with their transactions in shares of our securities. This information includes the shareholder’s address, tax identification number and number of shares. We do not collect or maintain personal information about stockholders whose shares are held in “street name” by a financial institution such as a bank or broker.

     We do not disclose any nonpublic personal information about our stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

     To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders.

Forward-Looking Statements

     This report may contain “forward-looking statements” within the meaning of the Securities Exchange Act of 1934. You can identify forward-looking statements by words such as “believe,” “expect,” “may,” “anticipate,” and other similar expressions when discussing prospects for particular portfolio holdings and/or markets, generally. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. We cannot assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

[ 22 ]

BOARD OF DIRECTORS AND OFFICERS

Name (age)	Principal Occupation (last five years) and position with the Corporation (if any)	Other Public Company Directorships held by Directors
Independent Directors
L. PRICE BLACKFORD (66) Director since 2012	Managing Director, Scott-Macon, Ltd. (investment banking) since 2013; Senior Advisor, Sagent Advisors (investment banking) prior thereto	None
SIMMS C. BROWNING (77) Director since 2005	Retired 2003; Vice President, Neuberger Berman, LLC (asset management) prior thereto	None
DONALD G. CALDER (80) Director since 1982	Chairman, Clear Harbor Asset Management, LLC since 2010; President G.L. Ohrstrom & Co. Inc. (private investment firm) prior thereto	Brown-Forman Corporation (beverages) until 2010; Carlisle Companies (industrial conglomerate) until 2009 and Roper Technologies, Inc. (manufacturing) until 2008
DAVID C. COLANDER (70) Director since 2009	Professor of Economics, Middlebury College	None
JAY R. INGLIS (83) Director since 1973	Retired since 2014; Vice President and General Counsel, International Claims Management, Inc. prior thereto	None
C. CARTER WALKER (83) Director since 1974	Retired; Private Investor	None
Interested Directors
WILMOT H. KIDD (76) Director since 1972	Chairman and President, Central Securities Corporation	Silvercrest Asset Management Group, Inc.
WILMOT H. KIDD IV (38) Director since 2017	Independent photographer, cinematographer and film producer.	None

Other Officers
JOHN C. HILL (44)	Vice President since 2016; Analyst, Davis Advisors, 2009-2016
MARLENE A. KRUMHOLZ (54)	Vice President since 2009 and Secretary since 2001
ANDREW J. O’NEILL (45)	Vice President since 2011, Investment Analyst since 2009
LAWRENCE P. VOGEL (61)	Treasurer since 2010 and Vice President since 2009

The Corporation is a stand-alone investment company. The address of each Director and officer is c/o Central Securities Corporation, 630 Fifth Avenue, New York, New York 10111. All Directors serve for a term of one year and are elected by stockholders at the Corporation’s annual meeting. Officers serve at the pleasure of the Board of Directors.

[ 23 ]

BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
L. Price Blackford, Lead Independent Director
Simms C. Browning
Donald G. Calder
David C. Colander
Jay R. Inglis
Wilmot H. Kidd IV
C. Carter Walker, Jr.

OFFICERS

Wilmot H. Kidd, President
John C. Hill, Vice President
Marlene A. Krumholz, Vice President and Secretary
Andrew J. O’Neill, Vice President
Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P.O. Box 505000, Louisville, KY 40233
800-756-8200
www.computershare.com/investor

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

[ 24 ]

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.
(b)	No information need be disclosed pursuant to this paragraph.
(c)	Not applicable.
(d)	The registrant has not granted any waivers, including implicit waivers from a provision of this code of ethics.
(e)	Not applicable.
(f)	This code of ethics is filed as an attachment on this form.

Item 3. Audit Committee Financial Experts.

(a)	The Board of Directors of the Corporation has determined that none of the members of its Audit Committee meet the definition of “Audit Committee Financial Expert” as the term has been defined by the Securities and Exchange Commission (“SEC”). The Board of Directors considered the possibility of adding a member that would qualify as an Audit Committee Financial Expert, but has determined that the Audit Committee collectively has sufficient expertise to perform its duties. In addition, the Audit Committee’s charter authorizes the Audit Committee to engage a financial expert should it determine that such assistance is required.

Item 4. Principal Accountant Fees and Services.

	2017		2016
Audit fees	$94,000	(1)	$89,000	(1)
Audit-related fees	0		0
Tax fees	22,000	(2)	21,000	(2)
All other fees	0		0
Total fees	$116,000		$110,000

(1)	Includes fees for review of the semi-annual report to stockholders and audit of the annual report to stockholders.
(2)	Includes fees for services performed with respect to tax compliance and tax planning.

Pursuant to its charter, the Audit Committee is responsible for recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the Audit Committee considers whether such services are consistent with the auditor’s independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the Corporation; and whether the service could enhance the Corporation’s ability to manage or control risk or improve audit quality. The Audit Committee may delegate pre-approval authority to one or more of its members. Any pre-approvals by a member under this delegation are to be reported to the Audit Committee at its next scheduled meeting.

All of the non-audit and tax services provided by KPMG LLP for fiscal year 2017 (described in the footnotes to the table above) and related fees were approved in advance by the Audit Committee.

Item 5. Audit Committee of Listed Registrants. The registrant has a separately-designated standing audit committee. Its members are: L. Price Blackford, Simms C. Browning, Donald G. Calder, David C. Colander, Jay R. Inglis and C. Carter Walker, Jr.

Item 6. Investments.

(a) Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.

CENTRAL SECURITIES CORPORATION

PROXY VOTING GUIDELINES

Central Securities Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long-term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. Our Board of Directors has approved guidelines in evaluating how to vote a particular proxy ballot. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as longer term strategic planning, subject to the oversight of the company’s board of directors. Our guidelines are based on the belief that a company’s shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

When determining whether to invest in a particular company, one of the key factors we consider is the ability and integrity of its management. As a result, we believe that recommendations of management on any issue, particularly routine issues, should be given substantial weight in determining how proxies should be voted. Thus, on most issues, our votes are cast in accordance with the company’s recommendations. When we believe management’s recommendation is not in the best interest of our stockholders, we will vote against management’s recommendation.

Due to the nature of our business and our size, it is unlikely that conflicts of interest will arise in our voting of proxies of public companies. We do not engage in investment banking nor do we have private advisory clients or any other businesses. In the unlikely event that we determine that a conflict does arise on a proxy voting issue, we will defer that proxy vote to our independent directors.

We have listed the following, specific examples of voting decisions for the types of proposals that are frequently presented. We generally vote according to these guidelines. We may, on occasion, vote otherwise when we believe it to be in the best interest of our stockholders:

Election of Directors – We believe that good governance starts with an independent board, unfettered by significant ties to management, in which all members are elected annually. In addition, key board committees should be entirely independent.

  We support the election of directors that result in a board made up of a majority of independent directors who do not appear to have been remiss in the performance of their oversight responsibilities.
  We will withhold votes for non-independent directors who serve on the audit, compensation or nominating committees of the board.
  We consider withholding votes for directors who missed more than one-fourth of the scheduled board meetings without good reason in the previous year.
  We generally oppose the establishment of classified boards of directors and will support proposals that directors stand for election annually.
  We generally oppose limits to the tenure of directors or requirements that candidates for directorships own large amounts of stock before being eligible for election.

Compensation - We believe that appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. We are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features without offsetting advantages to the company’s shareholders.

We evaluate proposals related to compensation on a case-by case basis.

  We generally support stock option plans that are incentive based and not excessive.
  We generally oppose the ability to re-price options without compensating factors when the underlying stock has fallen in value.
  We support measures intended to increase the long-term stock ownership by executives including requiring stock acquired through option exercise to be held for a substantial period of time.
  We generally support stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for not less than 85% of their market value.

  We generally oppose change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

Corporate Structure and Shareholder Rights - We generally oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. We support proposals when management can demonstrate that there are sound financial or business reasons.

  We generally support proposals to remove super-majority voting requirements and oppose amendments to bylaws which would require a super-majority of shareholder votes to pass or repeal certain provisions.
  We will evaluate proposals regarding shareholders rights plans (“poison pills”) on a case-by-case basis considering issues such as the term of the arrangement and the level of review by independent directors.
  We will review proposals for changes in corporate structure such as changes in the state of incorporation or mergers individually. We generally oppose proposals where management does not offer an appropriate rationale.
  We generally support share repurchase programs.
  We generally support the general updating of or corrective amendments to corporate charters and by-laws.
  We generally oppose the elimination of the rights of shareholders to call special meetings.

Approval of Independent Auditors – We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely related activities that do not, in the aggregate, raise the appearance of impaired independence.

  We generally support management’s proposals regarding the approval of independent auditors.
  We evaluate on a case-by-case basis instances in which the audit firm appears to have a substantial non-audit relationship with the company or companies affiliated with it.

Social and Corporate Responsibility Issues - We believe that ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote with management on these types of proposals, although we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

  We generally oppose shareholder proposals which apply restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial impact.

  We generally oppose proposals which require that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. As of the date of this filing, Mr. Wilmot H. Kidd, President, Mr. Andrew J. O’Neill, Vice President, and Mr. John C. Hill, Vice President, manage the Corporation’s investments. Mr. Kidd has served in that capacity since 1973. Mr. O’Neill joined the Corporation in 2009, and was elected Vice President in 2011. Mr. Hill joined the Corporation in 2016. He had worked as an investment analyst with Davis Selected Advisers LP since 2009. Mr. Kidd, Mr. O’Neill and Mr. Hill do not manage any other accounts, and accordingly, the Registrant is not aware of any material conflicts with their management of the Corporation’s investments.

Mr. Kidd’s, Mr. O’Neill’s and Mr. Hill’s compensation consists primarily of a fixed base salary and a bonus. All or a portion of their bonus may be paid in shares of stock of the Corporation. Their compensation is reviewed and approved annually by the Compensation and Nominating Committee of the Board of Directors (the “Committee”), which is comprised solely of independent directors. Their compensation may be adjusted from year to year based on the Committee’s perception of overall performance and their management responsibilities.

Mr. Kidd’s, Mr. O’Neill’s and Mr. Hill’s bonus in 2017 was at the discretion of the Committee. Mr. Kidd, Mr. O’Neill and Mr. Hill also participate in the Corporation’s 401k Profit Sharing Plan, pursuant to which the Corporation contributed a percentage of their eligible compensation.

As of December 31, 2017, the value of Mr. Kidd’s and Mr. O’Neill’s investment in Central Securities common stock each exceeded $1 million, and Mr. Hill’s was between $500,001 - $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (July 1 through July 31)	0	NA	NA	NA
Month #2 (August 1 through August 31)	0	NA	NA	NA
Month #3 (September 1 through September 30)	0	NA	NA	NA
Month #4 (October 1 through October 31)	0	NA	NA	NA
Month #5 (November 1 through November 30)	0	NA	NA	NA
Month #6 (December 1 through December 31)	0	NA	NA	NA
Total	0	NA	NA	NA

Item 10. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since such procedures were last described in the Corporation’s proxy statement dated February 7, 2017.

Item 11. Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of Central Securities Corporation (the “Corporation”) have concluded that the Corporation’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the Corporation’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Corporation’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13. Exhibits.

(a)	(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act. Attached hereto.

(3)	Not Applicable.

(4)	Not Applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Securities Corporation

By: /s/ Wilmot H. Kidd

Wilmot H. Kidd

President

February 15, 2018

Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capabilities and on the dates indicated.

By: /s/ Wilmot H. Kidd

Wilmot H. Kidd

President

February 15, 2018

Date

By: /s/ Lawrence P. Vogel

Lawrence P. Vogel

Vice President and Treasurer

February 15, 2018

Date